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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 2001


                                     1-6880
                            ------------------------
                            (Commission File Number)



                                  U.S. BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                41-0255900
       ------------------------                   ----------------------
       (State of incorporation)                     (I.R.S. Employer
                                                  Identification Number)


                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
           ----------------------------------------------------------
              (Address of Registrant's principal executive office)


                                 (612) 973-1111
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 27, 2001, pursuant to an Agreement and Plan of Merger, dated as of October 3, 2000, as amended as of October 23, 2000 and December 18, 2000, by and between Firstar Corporation, a Wisconsin corporation ("Firstar"), and the Registrant (the "Merger Agreement"), Firstar merged with and into the Registrant, with the Registrant being the surviving corporation in the Merger. Upon consummation of the Merger, and with certain exceptions as set forth in the Merger Agreement, each share of common stock, par value $1.25 per share, of the Registrant issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 1.265 shares of common stock, par value $0.01 per share, of the Registrant ("Common Stock"), with cash being paid in lieu of fractional shares, and each share of common stock, par value $0.01 per share, of Firstar ("Firstar Common Stock") issued and outstanding immediately prior to the effective time of the Merger was converted into one share of Common Stock. The total number of shares of Common Stock issued with respect to shares of Firstar common stock (including shares issuable upon exercise of options to purchase Common Stock converted, in the Merger, from options to purchase Firstar Common Stock outstanding and unexercised prior to the Merger) was approximately 1,011,736,039. The total number of shares of Common Stock issued with respect to shares of common stock of the Registrant outstanding prior to consummation of the Merger (including shares issuable pursuant to options to purchase Common Stock) will be approximately 1,026,365,684.

     The Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement.

     The Joint Proxy Statement-Prospectus, dated January 11, 2001, of Firstar and the Registrant, forming a part of the Registrant's Registration Statement on Form S-4 (Registration number 333-48532), sets forth additional information regarding the Merger, Firstar and the Registrant, and the anticipated management and operation of the combined company following the Merger.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements of businesses acquired

     The following audited consolidated financial statements of Firstar will be filed by amendment no later than March 16, 2001:

     -    Consolidated Balance Sheets as of December 31, 2000 and 1999;

     - Consolidated Statements of Income for the Years Ended December 31, 2000, 1999 and 1998;


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     -    Consolidated Statements of Changes in Shareholders' Equity for the
          Years Ended 2000, 1999, and 1998; and

     - Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998.

(b)  Pro forma financial information

     The following unaudited pro forma combined financial statements of Firstar and the Registrant are included in this report:

     - Unaudited Pro Forma Combined Selected Financial Data for the most recent five years ended December 31, 2000; and

     - Unaudited Pro Forma Combined Balance Sheet for the Year Ended December 31, 2000; and

     - Unaudited Pro Forma Combined Income Statements for the Years Ended December 31, 2000, 1999 and 1998; and

     -    Notes to Unaudited Pro Forma Combined Financial Information

(c)  Exhibits

     The following exhibits are filed herewith:

Exhibit Number                            Title
--------------                            -----
    2.1        Agreement and Plan of Merger, dated October 3, 2000, as amended as of October 23, 2000 and December 18, 2000, by and between
               Firstar Corporation, a Wisconsin corporation, and the Registrant
               (incorporated by reference to Appendix A to Amendment No. 3 to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 11, 2001).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       U.S. BANCORP


                                       By: /s/ Terrance R. Dolan
                                          --------------------------------------
                                           Name:  Terrance R. Dolan
                                           Title: Senior Vice President and
                                                  Controller


Date:  March 12, 2001



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                                  EXHIBIT INDEX

Exhibit Number                            Title
--------------                            -----
    2.1             Agreement and Plan of Merger, dated October 3, 2000, as
                    amended as of October 23, 2000 and December 18, 2000, by and between Firstar Corporation, a Wisconsin corporation, and
                    the Registrant (incorporated by reference to Appendix A to
                    Amendment No. 3 to the Registrant's Registration Statement
                    on Form S-4 filed with the Securities and Exchange
                    Commission on January 11, 2001).


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